                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Glossary of Terms................................   5
Performance Results..............................   7
Portfolio of Investments.........................   8
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  15
Dividend Reinvestment Plan.......................  18

VTF SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust                [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income         DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In Florida, the economy benefited from booming tourism, as well as growth in other sectors. State revenues rose sharply, but an increase in spending was expected to reduce fund balances. Looking ahead, the state faces economic stresses from a growing population of young people needing education, health, and family services, and a large population of seniors living on fixed incomes.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.

                                                           Continued on page two

    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

Protfolio Composition by Credit Quality
   as of April 30, 1998*

AAA................. 80.6%
AA.................. 13.0%
A...................  2.0%
BBB.................  3.1%
Non-Rated...........  1.3%

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated securities. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.

                                                         Continued on page three

    Overall, the number of new acquisitions were limited because current market yields were below the average yield of bonds in the Trust. However, in an effort to reduce the Trust's reinvestment exposure due to prerefunded securities and other holdings priced to call dates in the next few years, we sold several of these positions at a premium to purchase long-term discount securities and extended the call protection of the Trust. We had little trouble finding replacement bonds because there was a surplus of new securities from which to choose. The yields of these bonds were generally lower than the yields of the bonds they replaced, due to lower current interest rates.
    In making purchases, we emphasized long-term discount bonds. In a falling interest rate environment, these bonds have the potential to appreciate in value faster than premium bonds as they move closer to maturity. In addition, they have a longer duration, so they are more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as bonds were repriced to their call date rather than to maturity. As of April 30, the duration of the Trust was 5.87 years, compared with 7.72 years for the Lehman Brothers Florida Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.
    The bulk of our purchases consisted of 40-year highway bonds from Puerto Rico rated A, and zero-coupon general obligation bonds from Dade County rated AAA due to bond insurance.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Public Education........................ 21.4%
    Health Care............................. 19.3%
    General Purpose......................... 13.8%
    Retail Electric/Gas/Telephone........... 11.6%
    Water & Sewer...........................  8.5%
    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 0.35 percent(1). This reflects a decrease in market price per common share from $17.1875 on October 31, 1997, to $16.7500 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.91 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.23 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

Six-month Distribution History
For the Period Ended April 30, 1998

                               Distribution per Share
Nov 1997............................ $.0825
Dec 1997............................ $.1050
Jan 1998............................ $.0825
Feb 1998............................ $.0825
Mar 1998............................ $.0825
Apr 1998............................ $.0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTF)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........     .35%
Six-month total return based on NAV(2)....................    1.61%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    5.91%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    9.23%

 SHARE VALUATIONS

Net asset value...........................................  $ 17.48
Closing common stock price................................  $16.750
Six-month high common stock price (02/04/98)..............  $18.125
Six-month low common stock price (04/30/98)...............  $16.750
Preferred share rate(5)...................................   3.570%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  99.1%
         FLORIDA  95.2%
$1,750   Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Santa Fe Hlthcare Fac (Prerefunded @
         11/15/00).......................................   7.600%   11/15/13  $  1,927,170
 1,000   Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Shands Hosp at the Univ of FL (MBIA Insd).......   6.000    12/01/11     1,056,400
 1,000   Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Shands Hosp at the Univ of FL (MBIA Insd).......   5.750    12/01/15     1,029,110
 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded @
         07/01/04) (AMBAC Insd)..........................   6.750    07/01/12     1,140,690
 3,000   Brevard Cnty, FL Hlth Fac Auth Wuesthoff Mem
         Hosp Ser B Rfdg (Prerefunded @ 04/01/02) (MBIA
         Insd)...........................................   7.200    04/01/13     3,357,330
 1,295   Cape Coral, FL Spl Oblig Rev Wastewtr Impt (FSA
         Insd)...........................................   6.375    06/01/12     1,362,988
 1,400   Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
         Insd)...........................................   5.750    10/01/13     1,474,256
 1,815   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Ser D Rfdg (FSA Insd)...........................   6.950    12/15/12     1,926,405
 2,140   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)...........................................   5.750    05/01/09     2,275,997
 5,325   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
         Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)......       *    10/01/27     1,005,626
 2,000   Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd).......   6.300    08/01/08     2,132,320
 1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
         Corp Proj.......................................   6.900    08/01/22     1,093,490
 1,900   Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
         Insd)...........................................   6.375    02/01/12     2,010,162
 3,100   Escambia Cnty, FL Sch Brd Ctfs Partn
         (Prerefunded @ 02/01/02) (FSA Insd).............   6.375    02/01/12     3,324,719
 1,250   Florida Agriculture & Mechanical Univ Rev
         Student Apt Fac (MBIA Insd).....................   6.500    07/01/23     1,348,425
   775   Florida Hsg Fin Agy Crossings Indian Run Apts V
         (AMBAC Insd)....................................   6.100    12/01/26       816,346
 3,000   Florida Hsg Fin Agy Homeowner Mtg Ser 3.........   6.350    07/01/28     3,178,620
 4,000   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
         (Prerefunded @ 06/01/00)........................       *    06/01/12     1,603,600
 5,000   Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (Prerefunded @ 06/01/02)........................   6.625    06/01/22     5,475,500
   250   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)...........................................   5.625    07/01/19       256,700
   250   Florida St Dept Trans Alligator Alley Rev (FGIC
         Insd)...........................................   5.125    07/01/22       244,390
 1,500   Florida St Div Bond Fin Dept Genl Svcs Rev Dept
         Natural Res Preservation 2000 Ser A (Prerefunded
         @ 07/01/02) (MBIA Insd).........................   6.250    07/01/13     1,623,315
 2,775   Florida St Muni Pwr Agy Rev All Requirements Pwr
         Supply Proj (AMBAC Insd)........................   5.100    10/01/25     2,702,933

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,500   Florida St Muni Pwr Agy Rev All Requirements Pwr
         Supply Proj (Prerefunded @ 10/01/02) (AMBAC
         Insd)...........................................   6.250%   10/01/12  $  2,735,650
 4,750   Florida St Muni Pwr Agy Rev Stanton Il Proj
         (Prerefunded @ 10/01/02) (AMBAC Insd)...........   6.000    10/01/27     5,150,377
   500   Greater Orlando Aviation Auth Orlando FL Arpt
         Facs Rev (FGIC Insd)............................   5.250    10/01/23       486,975
 1,350   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
         Rfdg............................................   5.750    04/01/18     1,358,289
 3,000   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)..................   6.375    10/01/13     3,240,270
 1,500   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000    05/01/22     1,724,415
 1,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)...............................   6.500    02/01/11     1,077,980
 2,250   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)...............................   6.600    02/01/21     2,422,597
 2,000   Jacksonville, FL Wtr & Swr Dev Rev Jacksonville
         Suburban Util...................................   6.750    06/01/22     2,160,800
 2,500   Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC Insd).....   6.250    10/01/18     2,677,600
 9,970   Lakeland, FL Elec & Wtr Rev.....................       *    10/01/13     4,517,806
 2,230   Lakeland, FL Elec & Wtr Rev.....................   5.750    10/01/19     2,363,689
 1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg.............   7.875    12/15/25     1,167,180
 6,500   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
         Insd)...........................................       *    10/01/32       978,315
   650   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
         Insd)...........................................   5.000    10/01/37       614,790
 2,500   North Broward, FL Hosp Dist Hosp Rev
         (Prerefunded @ 01/01/02) (MBIA Insd)............   6.500    01/01/12     2,727,900
 2,000   Ocala, FL Util Sys Rev Subser A Rfdg (AMBAC
         Insd)...........................................   6.250    10/01/15     2,142,080
 1,000   Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)...........................................       *    10/01/12       483,760
 1,000   Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)...........................................       *    10/01/13       456,550
 1,940   Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)...........   6.500    10/01/19     2,142,187
 1,240   Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
         Lien (Escrowed to Maturity) (FGIC Insd).........   6.000    07/01/21     1,288,707
 2,000   Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 06/01/02) (AMBAC Insd)...........   6.250    06/01/07     2,179,200
 2,535   Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd)........   6.500    10/01/18     2,763,809
 1,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)...........   6.000    08/01/06     1,093,890
 2,750   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)...........   6.375    08/01/15     3,063,995

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,000   Pasco Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/02) (FSA Insd).............   6.500%   08/01/12  $  1,084,710
 1,000   Pembroke Pines, FL Cons Util Sys Rev (FGIC
         Insd)...........................................   6.250    09/01/11     1,069,850
 2,390   Polk Cnty, FL Cap Impt Rev Rfdg (MBIA Insd).....   6.250    12/01/11     2,586,960
 1,100   Saint Cloud, FL Util Rev Rfdg (MBIA Insd).......   6.375    08/01/15     1,179,662
 1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
         @ 10/01/02) (FGIC Insd).........................   6.375    10/01/12     1,099,240
 2,000   Saint Lucie Cnty, FL Solid Waste Disp Rev FL Pwr
         & Lt Co Proj....................................   6.700    05/01/27     2,165,020
 3,000   Saint Petersburg, FL Hlth Fac Auth Rev Allegany
         Hlth Sys Ser A (Prerefunded @ 12/01/01) (MBIA
         Insd)...........................................   7.000    12/01/15     3,322,650
 1,000   Santa Rosa Bay Brdg Auth FL Rev.................   6.250    07/01/28     1,073,860
                                                                               ------------
                                                                                106,967,255
                                                                               ------------
         PUERTO RICO  3.9%
 3,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd) (a)............   5.730    07/01/21     3,435,570
 1,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser
         A...............................................   4.750    07/01/38       905,790
                                                                               ------------
                                                                                  4,341,360
                                                                               ------------
TOTAL INVESTMENTS  99.1%
         (Cost $100,710,185).................................................   111,308,615
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................     1,039,513
                                                                               ------------
NET ASSETS  100.0%...........................................................  $112,348,128
                                                                               ============

*Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $100,710,185).......................  $111,308,615
Interest Receivable.........................................     1,580,257
Other.......................................................         2,651
                                                              ------------
      Total Assets..........................................   112,891,523
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       157,010
  Income Distributions -- Common and Preferred Shares.......       105,988
  Investment Advisory Fee...................................        60,393
  Administrative Fee........................................        18,582
  Affiliates................................................         8,503
Accrued Expenses............................................       109,036
Trustees' Deferred Compensation and Retirement Plans........        83,883
                                                              ------------
      Total Liabilities.....................................       543,395
                                                              ------------
NET ASSETS..................................................  $112,348,128
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 800 issued
  with liquidation preference of $50,000 per share).........  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  4,140,058 shares issued and outstanding)..................        41,401
Paid in Surplus.............................................    60,815,795
Net Unrealized Appreciation.................................    10,598,430
Accumulated Undistributed Net Investment Income.............       597,553
Accumulated Net Realized Gain...............................       294,949
                                                              ------------
      Net Assets Applicable to Common Shares................    72,348,128
                                                              ------------
NET ASSETS..................................................  $112,348,128
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($72,348,128 divided
  by 4,140,058 shares outstanding)..........................  $      17.48
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,253,780
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      366,126
Administrative Fee..........................................      112,654
Preferred Share Maintenance.................................       52,959
Trustees' Fees and Expenses.................................       14,363
Legal.......................................................        2,435
Custody.....................................................        2,192
Other.......................................................       58,748
                                                              -----------
    Total Expenses..........................................      609,477
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,644,303
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   294,949
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   11,644,081
  End of the Period.........................................   10,598,430
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,045,651)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (750,702)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,893,601
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1998
                and the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended       Year Ended
                                                          April 30, 1998     October 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $  2,644,303        $  5,359,723
Net Realized Gain....................................             294,949             123,413
Net Unrealized Appreciation/Depreciation
  During the Period..................................          (1,045,651)          1,970,502
                                                             ------------        ------------
Change in Net Assets from Operations.................           1,893,601           7,453,638
                                                             ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................          (2,048,779)         (4,095,722)
  Preferred Shares...................................            (694,218)         (1,327,406)
                                                             ------------        ------------
                                                               (2,742,997)         (5,423,128)
                                                             ------------        ------------
Distributions from Net Realized Gain:
  Common Shares......................................             (92,968)           (317,538)
  Preferred Shares...................................             (30,446)           (113,072)
                                                             ------------        ------------
                                                                 (123,414)           (430,610)
                                                             ------------        ------------
Total Distributions..................................          (2,866,411)         (5,853,738)
                                                             ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            (972,810)          1,599,900
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.......................................              49,252                 -0-
                                                             ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................            (923,558)          1,599,900
NET ASSETS:
Beginning of the Period..............................         113,271,686         111,671,786
                                                             ------------        ------------
End of the Period (Including accumulated
  undistributed net investment
  income of $597,553 and $696,247, respectively).....        $112,348,128        $113,271,686
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 March 27, 1992
                                Six Months                                                       (Commencement
                                  Ended                   Year Ended October 31,                 of Investment
                                April 30,    ------------------------------------------------    Operations) to
                                   1998        1997      1996      1995      1994      1993     October 31, 1992
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)...............   $17.710      $17.323   $17.236   $15.236   $17.963   $14.875       $14.697
                                 -------     --------   -------   -------   -------   -------       -------
 Net Investment Income........      .639        1.295     1.289     1.300     1.288     1.294          .596
 Net Realized and Unrealized
   Gain/Loss..................     (.181)        .507      .118     2.023    (2.731)    3.020          .107
                                 -------     --------   -------   -------   -------   -------       -------
Total from Investment
 Operations...................      .458        1.802     1.407     3.323    (1.443)    4.314          .703
                                 -------     --------   -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............      .495         .990      .980      .948      .936      .936          .390
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...      .168         .321      .340      .375      .257      .287          .135
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.............      .023         .077       -0-       -0-      .071      .002           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...      .007         .027       -0-       -0-      .020      .001           -0-
                                 -------     --------   -------   -------   -------   -------       -------
Total Distributions...........      .693        1.415     1.320     1.323     1.284     1.226          .525
                                 -------     --------   -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period.......................   $17.475      $17.710   $17.323   $17.236   $15.236   $17.963       $14.875
                                 =======     ========   =======   =======   =======   =======       =======
Market Price Per Share at End
 of the Period................   $16.750     $17.1875   $16.500   $15.250   $13.500   $16.750       $14.875
Total Investment Return at
 Market Price (b).............      .35%*      11.00%    14.89%    20.50%   (13.92%)   19.30%         1.74%*
Total Return at Net Asset
 Value (c)....................     1.61%*       8.71%     6.32%    19.85%    (9.89%)   27.67%         1.65%*
Net Assets at End of the
 Period (In millions).........   $ 112.3      $113.3    $ 111.7   $ 111.3   $ 103.0   $ 114.3       $ 101.5
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............     1.67%        1.70%     1.77%     1.79%     1.81%     1.76%         1.72%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common
 Shares (d)...................     5.34%        5.62%     5.51%     5.67%     6.15%     6.01%         5.11%
Portfolio Turnover............       11%*          2%       12%        6%       10%        9%            9%*
 * Non-Annualized
** Ratio of Expenses to
  Average Net Assets including
  Preferred Shares............     1.08%        1.09%     1.13%     1.12%     1.15%     1.12%         1.21%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $100,710,185; the aggregate gross unrealized appreciation is $10,633,238 and the aggregate gross unrealized depreciation is $34,808, resulting in net unrealized appreciation of $10,598,430.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $20,400 representing VKAC's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At April 30, 1998, and October 31, 1997, common share paid in surplus aggregated $60,815,795 and $60,766,571, respectively:

                                              Six Months Ended       Year Ended
                                               April 30, 1998     October 31, 1997
----------------------------------------------------------------------------------
Beginning Shares..........................           4,137,307           4,137,307
Shares Issued Through Dividend
  Reinvestment............................               2,751                 -0-
                                                     ---------           ---------
Ending Shares.............................           4,140,058           4,137,307
                                                     =========           =========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $12,992,244 and $13,346,988, respectively.

5. PREFERRED SHARES
The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1998, was 3.570%. During the six months ended April 30, 1998, the rates ranged from 3.400% to 4.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and
  Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.